SECURITIES AND EXCHANGE COMMISSION Washington, D.C 20549.
---------------------------------- FORM 8-K CURRENT REPORT -----------------------------------
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 25, 2003
Commission File Number 0-1678
BUTLER NATIONAL CORPORATION (Exact name of Registrant as specified in its charter)
Kansas (State of Incorporation)	41-0834293 (I.R.S. Employer Identification No.)
19920 West 161st Street, Olathe, Kansas 66062 (Address of Principal Executive Office)(Zip Code)
Registrant's telephone number, including area code: (913) 780-9595
Former name, former address and former fiscal year if changed since last report: Not Applicable
Common Stock $.01 Par Value (Title of Class)

Item 7.	Exhibits
Exhibit. 99	Press release of Butler National Corporation dated July 25, 2003
Item 9.	Information Being Provided Under Item 12

On July 25, 2003, Butler National Corporation issued a press release announcing its fourth quarter 2003 and fiscal year end 2003 results. A copy of the press release is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 in accordance with Release No. 34-47583. See attached Exhibit 99.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BUTLER NATIONAL CORPORATION (Registrant)
July 25, 2003 Date	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
July 25, 2003 Date	/S/ Angela D. Seba Angela D. Seba (Chief Financial Officer)